CECO Environmental Provides Post-Closing Update on Thermon Transaction

Updates Full Year 2026 Outlook to Incorporate Combination

ADDISON, Texas, June 9, 2026 – CECO Environmental Corp. (Nasdaq: CECO) (“CECO” or the “Company”), a leading environmentally focused, diversified industrial company whose solutions protect people, the environment and industrial equipment, today updated investors on the recent acquisition of Thermon Group Holdings, Inc. (“Thermon”), a diversified industrial technology company and a global leader in industrial process heating solutions.

“I am pleased to share that approximately one week after closing our acquisition of Thermon, the initial integration phase is on track and delivering immediate benefits,” said Todd Gleason, Chairman and Chief Executive Officer of CECO. “Week one activities were positively received by employees, channel partners, customers and investors. I met with hundreds of legacy Thermon employees, and it was great to welcome them to CECO. Our detailed integration program ensured we experienced no operating challenges and we have already begun to capture cost and growth synergies. Overall, we remain very confident in our ability to generate $40 million, or more, in cost synergies.

Full Year 2026 Combined Company Outlook

The Company updated its full year 2026 guidance to reflect an initial outlook for the combined company. The transaction closed on June 1, 2026, and guidance reflects seven months (June through December) of contribution from Thermon.

The Company expects full year revenue to be between $1.275 billion and $1.375 billion, up approximately 20 percent at the midpoint of the range, year over year. The Company expects Adjusted EBITDA to be between $195 and $225 million, up approximately 25 percent at the midpoint of the range, year over year. Outlook for full year Free Cash Flow is to generate at least 55 percent of Adjusted EBITDA.

“Our full year outlook reflects the impact we expect from adding Thermon to the balance of the year. We continue to see incredibly strong orders and market opportunities – especially in power generation, data centers, semiconductors and continued industrial reshoring projects. In fact, already in early June the legacy CECO businesses have booked orders greatly exceeding previous records, and we have several more weeks to add more bookings and backlog. These strong market conditions, coupled with the expected cost synergies – which are already on-or-ahead of schedule – gives me a lot of confidence that the initial full year outlook as a combined company has opportunities for overperformance,” concluded Gleason.

INVESTORS CONFERENCE CALL

CECO will host a 30-minute conference call and webcast on Tuesday, June 9, at 8:30 a.m. ET to discuss the combination and an update on integration and synergy matters. Participants may access the webcast, including an associated presentation, on the Investor Relations section of the CECO website.

The details for the webcast are:

When: Tuesday, June 9 at 8:30 a.m. Eastern Time

Where: https://edge.media-server.com/mmc/p/7hamwqdo
How: Live over the internet – Simply log on to the web at the address above

Register to receive the dial-in info and a unique pin:
https://register-conf.media-server.com/register/BI874fc78c2e7546b18ca549d61d56ff4d

Page | 1

A replay to the conference call will be available on the Company's website shortly after the live webcast has concluded.

About CECO

CECO Environmental is a leading environmentally focused, diversified industrial company, serving a broad landscape of industrial air, industrial water, and energy transition markets globally through its key business segments: Engineered Systems and Industrial Process Solutions. Providing innovative technology and application expertise, CECO helps companies grow their business with safe, clean, and more efficient solutions that help protect people, the environment and industrial equipment. In regions around the world, CECO works to improve air quality, optimize the energy value chain, and provide custom solutions for applications in power generation, petrochemical processing, refining, midstream gas transport and treatment, electric vehicle and battery production, metals and mineral processing, polysilicon production, battery recycling, beverage can production, and produced and oily water/wastewater treatment along with a wide range of other industrial applications. CECO is listed on Nasdaq under the ticker symbol “CECO.” Incorporated in 1966, CECO’s global headquarters is in Addison, Texas. For more information, please visit www.cecoenviro.com.

Forward-Looking Statements:

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of historical fact, included in this press release that address events, or developments that CECO expects, believes, or anticipates will or may occur in the future are forward-looking statements. The words “believe,” “expect,” “anticipate,” “intends,” “estimate,” “forecast,” “project,” “will,” “plan,” “should” and similar expressions are intended to identify forward-looking statements. Forward-looking statements in this press release include, but are not limited to, statements regarding the integration of the businesses, anticipated synergies, effects of the merger, and the combined company’s expected future performance, including its financial outlook. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking.

There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this press release. These include the ability to successfully integrate the businesses; risks related to disruption of management time from ongoing business operations due to the combination; the ability of the combined company to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally; the risk the combination could distract management and the Company will incur substantial costs; the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; the risk that the combined company may be unable to achieve intended or any synergies or it may take longer than expected to achieve those synergies; dependence on fixed price contracts and the risks associated therewith, including actual costs exceeding estimates and method of accounting for revenue; the effect of growth on our infrastructure, resources and existing sales; the ability to expand operations in both new and existing markets; the potential for contract delay or cancellation as a result of on-going or worsening supply chain challenges, or other customer-driven project delays relating to supply chain challenges or other customer considerations, including those related to the conflict in the Middle East; liabilities arising from faulty services or products that could result in significant professional or product liability, warranty or other claims; changes in or developments with respect to any litigation or investigation; failure to meet timely completion or performance standards that could result in higher cost and reduced profits or, in some cases, losses on projects; the potential for fluctuations in prices for manufactured components and raw materials, including as a result of tariffs and surcharges, and rising energy costs; inflationary pressures relating to rising raw material costs and the cost of labor; the substantial amount of debt incurred in connection with our strategic transactions and our ability to repay or refinance it or incur additional debt in the future; the impact of federal, state or local government regulations, including with respect to tax policy; our ability to repurchase shares of our common stock and the amounts and timing of repurchases, if any; our ability to successfully realize the expected benefits of our restructuring program; economic and political conditions generally; our ability to optimize our business portfolio by identifying

Page | 2

acquisition targets, executing upon any strategic acquisitions or divestitures, integrating acquired businesses and realizing the synergies from strategic transactions; unpredictability and severity of catastrophic events, including cybersecurity threats, acts of terrorism or outbreak of war or hostilities or public health crises, as well as management’s response to any of the aforementioned factors; and our ability to remediate our material weaknesses, or any other material weakness that we may identify in the future, that could result in material misstatements in our financial statements and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond CECO’s control, including those detailed in CECO’s registration statement on Form S-4, filed with the SEC on April 22, 2026, CECO’s annual reports on Form 10-K, CECO’s quarterly reports on Form 10-Q and CECO’s current reports on Form 8-K that are, in each case, available on its website at https://investors.cecoenviro.com and on the SEC’s website at https://www.sec.gov.

All forward-looking statements are based on assumptions that CECO believes to be reasonable but that may not prove to be accurate. Such forward-looking statements are based on assumptions and analyses made by CECO in light of its perception of current conditions, expected future developments, and other factors that CECO believes are appropriate under the circumstances. These statements are subject to a number of known and unknown risks and uncertainties. Forward-looking statements are not guarantees of future performance and actual events may be materially different from those expressed or implied in the forward-looking statements. The forward-looking statements in this press release speak as of the date of this press release.

CECO does not undertake, and expressly disclaims, any duty to update any forward-looking statement whether as a result of new information, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Contacts:

CECO Investor Relations Contacts:

Marcio Pinto

Vice President - Integration and Investor Relations

Investor.Relations@OneCECO.com

Steven Hooser and Jean Marie Young

Three Part Advisors, LLC

214-872-2710

Investor.Relations@OneCECO.com

Page | 3